UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2013

Date of reporting period :	August 1, 2012 — July 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTHAX

Putnam Tax-Free High Yield Fund

Annual report
7 | 31 | 13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax-Free High Yield
Fund

Annual report
7 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	24

Federal tax information	60

About the Trustees	61

Officers	63

Consider these risks before investing: Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the midpoint of 2013, U.S. equity market indexes were near record highs, and the overarching theme of the domestic economy appeared to be one of slow healing. Equity investors were encouraged by improving housing and jobs data, as well as by solid corporate earnings. In Europe, the worst of the financial crisis appears to have passed, with some economic forecasts predicting that the eurozone will return to positive growth later this year. Meanwhile, thanks to its government’s massive stimulus initiatives, Japan recently has experienced stronger economic growth after years of stagnation.

A primary question confronting markets is how the U.S. central bank will gradually reduce its $85 billion-a-month bond-buying program without derailing the fragile economic recovery. Investors have reacted positively to public reassurances by Fed Chairman Ben Bernanke, who said the central bank would not draw down stimulus until the economy finds itself on firm footing.

We cannot predict the pace at which economies will recover, nor can we forecast the full impact of the Fed’s tapering decisions. However, we believe that Putnam’s in-depth fundamental research, active investing, and risk management strategies can serve investors well through changing markets. Putnam’s investment professionals integrate innovative thinking with traditional and alternative approaches to address a diverse range of financial goals.

We also believe that investing in any market environment is most effective when combined with the guidance of a professional advisor who can help you develop a financial plan suited to your goals and risk tolerance.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who recently retired from the Board of Trustees, for her 20 years of dedicated service.

About the fund

Seeking high current income exempt from federal income tax

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help investors reduce the impact of both by investing in higher-yielding municipal bonds, which offer the potential for a greater stream of income along with tax advantages.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax, and from state taxes for residents of the state in which the bond is issued.

Municipal bonds are backed by either the issuing city or town or by revenues collected from usage fees, and, as a result, have varying degrees of credit risk (the risk that the issuer will not be able to repay the bond).

Many high-yield municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is mainly because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds are prudent investments.

Once the fund has invested in a bond, the fund’s managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 8.83%, assuming the maximum 43.4% federal tax rate for 2013.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. For purchases made after June 24, 2013, the 1.00% short-term trading fee, as described in the fund’s prospectus, no longer applies. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

4 Tax-Free High Yield Fund

Interview with your fund’s portfolio manager

How did the municipal bond market perform for the year ended July 31, 2013?

During the early months of the fund’s fiscal year, the investment environment was quite positive for municipal bonds. Demand remained high, supply was relatively tight, and fundamentals in the municipal market continued to improve. As 2012 came to a close, however, investor uncertainty surrounding the fiscal cliff led to a sell-off. By way of background, as part of the 2011 debt-ceiling negotiations, Congress had scheduled $1.2 trillion in tax increases and spending cuts to begin taking effect on January 1, 2013. Ultimately, existing tax rates were preserved for the vast majority of taxpayers, but the political gridlock leading up to the final legislation sent some investors to the sidelines to wait for greater clarification.

Despite receiving some clarity around tax rates for 2013, the municipal market had somewhat muted performance during the first quarter. Things then turned volatile during the second quarter. The municipal bond market followed the Treasury market to some extent through April 2013, and benefited as rates moved lower and prices moved higher. However, in a notable sell-off from May into July, those gains were erased for the municipal market. Continued improvement in the U.S. economy raised concerns about the Federal Reserve paring back its stimulative bond-buying program, known as quantitative easing [QE]. Consequently,

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/13. See pages 4 and 11–14 for additional fund performance information. Index descriptions can be found on pages 16–17.

Tax-Free High Yield Fund 5

interest rates rose sharply, with the yield on the 10-year Treasury bond soaring close to 100 basis points, or a full percentage point, from May through the end of June.

Technical pressures in the municipal market compounded the sell-off during June and into July. Faced with the prospect of higher interest rates, many retail investors sold their municipal bond investments. Consequently, municipal bond funds experienced outflows that put further downward pressure on this asset class.

Against this backdrop, Putnam Tax-Free High Yield Fund generally performed in line with its benchmark index, the Barclays Municipal Bond Index, and outperformed the average return of its Lipper peer group.

Why did the markets react so strongly to the Fed’s statements?

In early May 2013, the Fed released a statement announcing that the central bank might consider reducing the amount of Treasuries and mortgage debt that it buys as part of its QE program. This market intervention was designed to hold long-term interest rates low and thereby encourage employment and boost economic growth. However, the Fed’s announcement, which also included a more upbeat assessment of the economy, drove interest rates higher in anticipation of the winding down of QE stimulus. Initially, the municipal bond market withstood the rise in Treasury rates, but eventually municipal bond investors became nervous, and municipal yields moved higher as prices declined.

Allocations are shown as a percentage of the fund’s net assets as of 7/31/13. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6 Tax-Free High Yield Fund

At the June 19 Federal Open Market Committee [FOMC] meeting, Chairman Ben Bernanke clarified that if the optimistic view of the economy’s progress proves to be correct, then a “tapering” of bond purchases may begin somewhat sooner than had been widely expected. While the Chairman was careful to stress that the Fed’s actions will be driven by the progress made by the economy, his remarks were widely seen as hawkish and led to a further rise in interest rates. Consequently, Treasury and municipal bond rates continued their sell-off.

More recently, at their July meeting, the Fed acknowledged that economic and labor conditions continue to improve, but the unemployment rate remains high. These comments took a decidedly more dovish tone. Chairman Bernanke spoke several times during the month to reassure the market that the nascent U.S. recovery would not be strangled by an overly hawkish monetary policy. The market consensus is that the Fed will indeed announce plans to begin tapering, possibly as soon as its September FOMC meeting.

How did sequestration and related legislation impact the municipal bond market?

On March 1, 2013, the federal budget sequestration went into effect as part of January’s American Taxpayer Relief Act. While the

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/13. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Tax-Free High Yield Fund 7

political rhetoric associated with those cuts often has painted them as catastrophic, we believe any fallout for most states will be fairly benign. In our view, the cuts won’t be beneficial for states and local communities, but their impact will be staggered over time. Thus, while we believe widespread negative effects are unlikely, isolated budget or insolvency issues may create some headline risk. Sectors and localities that benefit most from federal support and areas that are heavily reliant on defense spending are the most vulnerable, in our opinion. But at this point, it is difficult to quantify exactly how sequestration will affect states’ finances. We believe the ultimate impact will likely depend on how well these states have prepared and budgeted for the sequestration cuts.

While a handful of states still face some budget pressure for the remainder of their 2013 fiscal year, 45 states reported that they are likely to meet or exceed their revenue projections for fiscal year 2013, according to the National Conference of State Legislatures. On balance, we think the outlook is becoming increasingly stable, given the general improvement in employment, economic growth, and consumer confidence — all of which have contributed to rising tax collections.

It is important to keep in mind that general obligation bonds [G.O.s], which are backed by the general credit and taxing power of state and local municipalities, comprise approximately one third of the overall municipal market, while two thirds are revenue bonds. Generally speaking, we feel that revenue

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8 Tax-Free High Yield Fund

credits, which are typically issued by state and local governments to finance a specific revenue-generating project, are faring well. Among revenue bonds, we continue to see opportunities in sectors such as higher education, utilities, and health care.

How would you describe the general health of the municipal bond market?

For calendar year 2012, bankruptcy filings represented approximately 0.12% of the $3.7 trillion municipal bond market. This default rate is in line with historical averages, and we do not believe defaults will increase meaningfully in the near future. We expect to see occasional isolated incidents of insolvency, however, which can create headline risk. For example, during the fiscal year, Puerto Rico was downgraded by Moody’s and Standard & Poor’s. The government of Puerto Rico has since made proposals for pension reform in an attempt to mend its credit profile. More recently, the City of Detroit filed for Chapter 9 bankruptcy in July. Detroit’s filing was a very large headline event, but it is something that the market had expected for some time. Although there is some near-term headline risk, we feel that the Chapter 9 filing is isolated and expect the impact on the broader municipal market to be negligible. We will continue to monitor the legal proceedings for potential precedents in the market.

How did you position the portfolio during the period?

We sought to benefit from what we believed were improving fundamentals and still attractive spreads in the municipal bond market. To this end, we maintained our overweight position in BBB-rated revenue bonds. While we believed that the budget challenges faced by many municipalities were significant, we were confident that conditions would improve as long as the broad economy did not stall. Our overweight to essential service revenue bonds was offset by the fund’s underweight positioning in local G.O.s, which are securities issued at the city or county level. As the federal government looks to reduce transfer payments to the states, we believe that these types of bonds are at risk for downgrades or other headline-driven price volatility. In terms of sectors, relative to the benchmark index, we favored airlines, higher education, utility, and health-care bonds.

Overall, this credit positioning generally helped the fund’s relative performance during the reporting period. On the other hand, our shorter-duration positioning provided mixed results during the fiscal year and detracted from performance for much of the period, as interest rates in the municipal bond market fell. More recently, the fund’s interest-rate positioning benefited returns relative to our Lipper peers, as interest rates moved higher over the last three months of the period. The fund utilized total return swaps on the AAA MMD [Municipal Market Data] yield curve, which are unique to the municipal bond market, in order to help manage the fund’s interest-rate exposure. Positioning in these derivatives was a slight detractor to performance over the time period.

What is your outlook for the municipal bond market?

We continue to have a constructive outlook for municipal bonds, especially as part of a diversified portfolio and for long-term investors seeking tax-free income. The final months of the period proved to be a very volatile time for municipal bonds and may continue to be so over the near term. While the spreads are much narrower than they were at their peak, we believe the recent sell-off has created more attractive opportunities in a dislocated municipal market.

In our view, technical factors in the market are the big wild card at this point. Tax-exempt municipal fund outflows have really put a lot of downward pressure on prices in the market. Although we have seen some institutional crossover buyers come into the

Tax-Free High Yield Fund 9

market to help support prices, we think it is unlikely that we will see volatility subside until outflows and rate volatility diminish. As we mentioned previously, the overall fundamental credit outlook of municipal bonds appears solid. While investors gained certainty on tax rates for 2013, many issues remain unresolved, including federal budget sequestration, the debt ceiling, and the potential for broader tax reform — all of which could affect the value of municipal bonds. As always, we are monitoring the situation closely and positioning the fund accordingly, based on our analysis.

Thank you, Paul, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul M. Drury has a B.A. from Suffolk University. A CFA charterholder, Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund’s portfolio managers are Susan A. McCormack, CFA, and Thalia Meehan, CFA.

IN THE NEWS

Citing a lengthier economic slowdown in emerging-market economies, the deep recession in the eurozone, and the expected tapering of the U.S. Fed’s monetary stimulus, the International Monetary Fund (IMF) has downgraded its growth projections for economies worldwide. Economic growth around the world is projected to remain subdued at 3.1% in 2013, the same as it was in 2012, the IMF stated in a mid-year update. Worldwide growth in 2014 will be 3.8%, the IMF predicted. As for the IMF’s regional economic forecasts, growth in the United States is projected to rise from 1.75% in 2013 to 2.75% in 2014. In Japan, growth will average 2% this year, while slowing but remaining positive in 2014. The eurozone economy, however, had a slightly positive second quarter, at 0.3%, according to the European Union’s statistics office, bringing to an end six straight quarters of negative growth. Still, the IMF believes that the 17-nation currency bloc overall will remain mired in recession this year, with negative growth, and in 2014 growth will rise to just below 1%, which is weaker than previously reported.

10 Tax-Free High Yield Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.11%	5.95%	5.65%	5.65%	5.27%	5.27%	5.87%	5.74%	5.85%

10 years	60.85	54.41	51.01	51.01	49.13	49.13	56.43	51.35	58.86
Annual average	4.87	4.44	4.21	4.21	4.08	4.08	4.58	4.23	4.74

5 years	29.73	24.54	25.84	23.85	25.11	25.11	28.10	23.93	31.64
Annual average	5.34	4.49	4.70	4.37	4.58	4.58	5.08	4.39	5.65

3 years	16.79	12.12	14.62	11.62	14.20	14.20	15.86	12.09	17.77
Annual average	5.31	3.89	4.65	3.73	4.53	4.53	5.03	3.88	5.60

1 year	–2.22	–6.13	–2.82	–7.50	–2.97	–3.90	–2.48	–5.65	–1.99

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

For purchases made after June 24, 2013, the 1.00% short-term trading fee, as described in the fund’s prospectus, no longer applies.

A short-term trading fee of 1% may apply to redemptions or exchanges within the time period specified in the fund’s prospectus.

Class B share performance does not assume conversion to class A shares.

Tax-Free High Yield Fund 11

Comparative index returns For periods ended 7/31/13

	Barclays Municipal	Lipper High Yield Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	6.87%	6.13%

10 years	58.38	49.60
Annual average	4.71	4.08

5 years	28.04	23.85
Annual average	5.07	4.35

3 years	11.60	15.57
Annual average	3.73	4.93

1 year	–2.19	–2.62

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/13, there were 120, 113, 90, 65, and 5 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,101 and $14,913, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,135. A $10,000 investment in the fund’s class Y shares would have been valued at $15,886.

12 Tax-Free High Yield Fund

Fund price and distribution information For the 12-month period ended 7/31/13

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.551758		$0.473398	$0.454306	$0.518073		$0.581550

Capital gains [2]	—		—	—	—		—

Total	$0.551758		$0.473398	$0.454306	$0.518073		$0.581550

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/12	$12.66	$13.19	$12.68	$12.69	$12.66	$13.09	$12.70

7/31/13	11.85	12.34	11.87	11.88	11.85	12.25	11.89

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	4.47%	4.29%	3.83%	3.68%	4.20%	4.06%	4.69%

Taxable equivalent [4]	7.90	7.58	6.77	6.50	7.42	7.17	8.29

Current 30-day SEC yield [5]	N/A	4.10	3.65	3.50	N/A	3.87	4.50

Taxable equivalent [4]	N/A	7.24	6.45	6.18	N/A	6.84	7.95

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2013. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Tax-Free High Yield Fund 13

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.20%	6.04%	5.74%	5.74%	5.36%	5.36%	5.96%	5.83%	5.93%

10 years	60.22	53.81	50.42	50.42	48.30	48.30	55.82	50.75	57.99
Annual average	4.83	4.40	4.17	4.17	4.02	4.02	4.53	4.19	4.68

5 years	31.43	26.17	27.38	25.38	26.54	26.54	29.67	25.46	33.24
Annual average	5.62	4.76	4.96	4.63	4.82	4.82	5.33	4.64	5.91

3 years	20.22	15.41	18.09	15.09	17.56	17.56	19.27	15.39	21.13
Annual average	6.33	4.89	5.70	4.80	5.54	5.54	6.05	4.89	6.60

1 year	1.57	–2.49	0.95	–3.92	0.80	–0.18	1.31	–1.99	1.81

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 7/31/12	0.82%	1.43%	1.58%	1.08%	0.58%

Annualized expense ratio for the six-month
period ended 7/31/13*	0.80%	1.42%	1.57%	1.07%	0.57%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

14 Tax-Free High Yield Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2013, to July 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.85	$6.83	$7.55	$5.15	$2.75

Ending value (after expenses)	$943.10	$940.30	$940.40	$941.90	$945.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2013, use the following calculation method. To find the value of your investment on February 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.01	$7.10	$7.85	$5.36	$2.86

Ending value (after expenses)	$1,020.83	$1,017.75	$1,017.01	$1,019.49	$1,021.97

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Tax-Free High Yield Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

16 Tax-Free High Yield Fund

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2013, Putnam employees had approximately $394,000,000 and the Trustees had approximately $94,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Tax-Free High Yield Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Tax-Free High Yield Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund

Tax-Free High Yield Fund 19

shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and

20 Tax-Free High Yield Fund

(ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average

Tax-Free High Yield Fund 21

for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper High Yield Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	2nd

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 119, 105 and 89 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may

22 Tax-Free High Yield Fund

receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Tax-Free High Yield Fund 23

Financial statements

A note about your fund’s auditors

A non-U.S. member firm in Pricewaterhouse-Coopers LLP’s (“PwC”) global network of firms has an investment in certain non-U.S. funds now affiliated with Putnam Investments as a result of the July 2013 acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consists of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules. Your fund has been informed by PwC that to address this issue, the member firm is in the process of selecting different advisors not affiliated with Putnam to manage the relevant pension plans and transferring the plans’ assets to such advisors. None of the member firm’s personnel is on the PwC audit team for your fund, and none of the members of the audit team participates in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditors could present, the Audit and Compliance Committee determined that PwC should continue to act as auditors for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Tax-Free High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax-Free Income Trust and Shareholders of Putnam Tax-Free High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free High Yield Fund (the “fund”) at July 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2013 by correspondence with the custodian, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 6, 2013

Tax-Free High Yield Fund 25

The fund’s portfolio 7/31/13

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corp.
AGO Assured Guaranty, Ltd.	Radian Insd. Radian Group Insured
AMBAC AMBAC Indemnity Corporation	U.S. Govt. Coll. U.S. Government Collateralized
Cmnwlth. of PR Gtd. Commonwealth of Puerto	VRDN Variable Rate Demand Notes, which are floating-
Rico Guaranteed	rate securities with long-term maturities, that carry
COP Certificates of Participation	coupons that reset every one or seven days. The rate
FRB Floating Rate Bonds: the rate shown is the current	shown is the current interest rate at the close of the
interest rate at the close of the reporting period	reporting period.

MUNICIPAL BONDS AND NOTES (98.0%)*	Rating**	Principal amount	Value

Alabama (1.0%)
Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7s, 2/1/36	Ba1	$4,800,000	$4,996,656

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A
6 1/4s, 11/1/33	BBB	3,000,000	3,228,510
5.8s, 5/1/34	BBB	1,750,000	1,821,995

			10,047,161
Arizona (3.2%)
Apache Cnty., Indl. Dev. Auth. Poll. Control
Rev. Bonds (Tucson Elec. Pwr. Co.), Ser. A,
4 1/2s, 3/1/30	Baa2	3,000,000	2,803,350

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	BB–/P	5,575,000	5,735,838
7 1/4s, 12/1/19	BB–/P	500,000	514,925

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa2	4,000,000	3,944,520

Glendale, Indl. Dev. Auth. Rev. Bonds (John C.
Lincoln Hlth. Network), 5s, 12/1/42	BBB+	1,100,000	1,073,468

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	4,800,000	5,376,288

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies Project), 6.3s, 7/1/42	BB/F	430,000	435,839
(Choice Academies, Inc.), 5 3/8s, 9/1/32	BB+	2,000,000	1,852,620

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr. Co.), 5 3/4s, 9/1/29	Baa2	1,000,000	1,013,130
(Horizon Cmnty. Learning Ctr.), 5 1/4s, 6/1/35	BBB	1,395,000	1,234,477
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	2,450,000	2,244,984

Salt Verde, Fin. Corp. Gas Rev. Bonds
5s, 12/1/37	A–	1,430,000	1,371,627
5s, 12/1/32	A–	1,500,000	1,460,025

Tempe, Indl. Dev. Auth. Rev. Bonds (Friendship
Village), Ser. A, 6s, 12/1/32	BB–/P	1,350,000	1,372,842

Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds
(Agribusiness & Equine Ctr.), 5s, 3/1/32	BB+	1,600,000	1,422,208

			31,856,141

26 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

Arkansas (0.2%)
Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds
(Ouachita Baptist U.), 6s, 3/1/33	BB+/P	$2,000,000	$2,073,320

			2,073,320
California (14.2%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), 6s, 7/1/31	BBB	1,295,000	1,384,744

CA Rev. Bonds (Catholic Hlth. Care West),
Ser. A, 6s, 7/1/39	A	5,000,000	5,557,250

CA Edl. Fac. Auth. Rev. Bonds (U. of La Verne),
Ser. A, 5s, 6/1/35	Baa2	1,500,000	1,389,105

CA Muni. Fin. Auth. COP (Cmnty. Hosp.
Central CA)
5 1/4s, 2/1/46	Baa2	7,000,000	6,808,620
5 1/4s, 2/1/37	Baa2	3,205,000	3,170,867

CA Muni. Fin. Auth. Rev. Bonds (Emerson
College), 6s, 1/1/42	Baa1	3,330,000	3,513,983

CA Poll. Control Fin. Auth. Rev. Bonds (Wtr.
Furnishing), 5s, 11/21/45	Baa3	6,000,000	5,080,319

CA Poll. Control Fin. Auth. Solid Waste Disp. 144A
Rev. Bonds (Waste Management, Inc.), Ser. A-2,
5.4s, 4/1/25	BBB	2,000,000	2,077,100

CA State G.O. Bonds
5 1/4s, 4/1/35	A1	7,000,000	7,321,440
5s, 9/1/30	A1	7,500,000	7,828,650

CA State Muni. Fin. Auth. Charter School Rev.
Bonds (Partnerships Uplift Cmnty.), Ser. A
5 1/4s, 8/1/42	BB+	850,000	776,994
5s, 8/1/32	BB+	665,000	609,971

CA State Pub. Wks. Board Rev. Bonds
Ser. A-1, 6s, 3/1/35	A2	2,000,000	2,254,940
(States Prisons — LA), Ser. C, 5 3/4s, 10/1/31	A2	1,000,000	1,100,240
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/32	A2	1,750,000	1,812,668
(Judicial Council Projects), Ser. D, 5s, 12/1/31	A2	1,000,000	1,016,950
(Capital Projects), Ser. A, 5s, 4/1/30	A2	5,000,000	5,108,900

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(American Baptist Homes West),
6 1/4s, 10/1/39	BBB	2,500,000	2,686,900
(Terraces at San Joaquin Gardens), Ser. A,
6s, 10/1/42	BB/P	1,750,000	1,759,625
(Irvine, LLC-UCI East Campus), 6s, 5/15/40	Baa2	6,000,000	6,233,580
(Terraces at San Joaquin Gardens), Ser. A,
5 5/8s, 10/1/32	BB/P	1,105,000	1,083,972
(U. CA Irvine E. Campus Apts. Phase 1),
5 3/8s, 5/15/38	Baa2	1,500,000	1,520,325
(Sr. Living-Presbyterian Homes), Ser. A,
4 7/8s, 11/15/36	BBB–	1,000,000	866,410

CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(Thomas Jefferson School of Law), Ser. A,
7 1/4s, 10/1/38	BB	2,025,000	1,995,719
(Front Porch Cmntys. & Svcs.), Ser. A,
5 1/8s, 4/1/37	BBB	3,300,000	3,116,256

Tax-Free High Yield Fund 27

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

California cont.
Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BB+/P	$1,780,000	$1,623,146
5s, 9/2/30	BB+/P	1,695,000	1,601,843

Chula Vista, Cmnty. Fac. Dist. Special Tax Rev.
Bonds (No. 07-I Otay Ranch Village Eleven)
5.8s, 9/1/28	BBB–/P	1,760,000	1,766,248
5.1s, 9/1/26	BBB–/P	335,000	333,409

Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Road), 5.85s, 1/15/23	Baa3	1,500,000	1,525,635
(CA Toll Road), 5 3/4s, 1/15/40	Baa3	3,200,000	3,100,224
zero %, 1/15/38	Baa3	9,000,000	1,746,990
zero %, 1/15/37	Baa3	5,000,000	1,040,250
zero %, 1/15/30	Baa3	6,000,000	2,079,060

Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-2, 5.3s, 6/1/37	B3	9,000,000	6,988,500
Ser. A-1, 5s, 6/1/33	B3	5,000,000	4,065,000
Ser. A-1, 4 1/2s, 6/1/27	B	1,755,000	1,586,520

Irvine, Impt. Board Act of 1915 Special
Assmt. Bonds (Dist. No. 03-19), 5s, 9/2/29
(Prerefunded 9/2/13)	BB+/P	1,650,000	1,705,440

Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
Bonds (Laxfuel Corp.), 5s, 1/1/32	A	1,500,000	1,421,880

M-S-R Energy Auth. Rev. Bonds
Ser. A, 6 1/2s, 11/1/39	A–	1,250,000	1,439,650
Ser. B, 6 1/2s, 11/1/39	A–	2,000,000	2,303,440

North Natomas, Cmnty. Fac. Special Tax Bonds,
Ser. D, 5s, 9/1/26	BBB+/P	1,070,000	1,070,257

Oakland, Unified School Dist. Alameda Cnty., G.O.
Bonds (Election 2006), Ser. A, 5 1/2s, 8/1/32	BBB/P	1,500,000	1,455,315

Oakley, Pub. Fin. Auth. Special Assmt.
Bonds, 5s, 9/2/31	BBB–	1,645,000	1,589,843

Orange Cnty., Cmnty. Fac. Dist. Special Tax
Rev. Bonds (Ladera Ranch — No. 02-1), Ser. A,
5.55s, 8/15/33	BBB–/P	2,875,000	2,880,721

Poway, Unified School Dist. G.O. Bonds,
zero %, 8/1/40	Aa2	7,000,000	1,430,800

Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds (Sunridge Anatolia), Ser. 03-1, 5s, 9/1/37	BB+/P	1,000,000	931,150

Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5 3/4s, 6/1/44	BBB–	750,000	748,853

Sacramento, Special Tax Rev. Bonds (North
Natomas Cmnty. Fac.), Ser. 97-01
5.1s, 9/1/35	BB+/P	2,895,000	2,678,280
5s, 9/1/29	BB+/P	1,355,000	1,281,884

San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. B, zero %, 8/1/44	Aa2	15,000,000	2,247,750

28 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

California cont.
San Diego, Unified School Dist. G.O. Bonds
Ser. C, zero %, 7/1/46	Aa3	$5,000,000	$761,900
(Election of 2008), Ser. C, zero %, 7/1/40	Aa3	5,000,000	1,087,850

San Francisco City & Cnty. Redev. Agcy. Cmnty.
Fac. Dist. Special Tax Bonds (No. 6 Mission Bay
South), Ser. A, 5.15s, 8/1/35	BB+/P	1,000,000	973,060

San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds (No. 6 Mission Bay
Pub. Impts.), Ser. C, zero %, 8/1/43	BB+/P	8,000,000	1,086,320

San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds (Mission Bay South Redev.), Ser. D,
6 1/2s, 8/1/31	BBB	500,000	540,010

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax
Bonds (Impt. Area No. 1), Ser. A
5s, 9/1/29 (Prerefunded 9/1/21)	BBB+	990,000	1,003,088
5s, 9/1/28 (Prerefunded 9/1/21)	BBB+	990,000	1,006,394

Selma, Unified School Dist. G.O. Bonds (Election
of 2006), Ser. C, AGO, zero %, 8/1/37	AA–	2,400,000	585,264

Southern CA Pub. Pwr. Auth. Rev. Bonds (Natural
Gas), Ser. A, 5 1/4s, 11/1/21	A–	1,500,000	1,649,190

Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac.
Dist. No. 1), 7 3/4s, 8/1/32	B+/P	3,780,000	3,782,532

Vernon, Elec. Syst. Rev. Bonds, Ser. A,
5 1/2s, 8/1/41	A–	750,000	751,575

			139,944,799
Colorado (3.4%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 9s, 1/1/34
(Prerefunded 1/1/14)	AA+	750,000	783,533
(Christian Living Cmnty.), 6 3/8s, 1/1/41	BB–/P	810,000	845,510
(Total Longterm Care National), Ser. A,
6 1/4s, 11/15/40	BBB–/F	800,000	834,528
(Evangelical Lutheran), Ser. A, 6 1/8s, 6/1/38
(Prerefunded 6/1/14)	A3	4,810,000	5,042,755
(Christian Living Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB–/P	2,850,000	2,888,447
(Valley View Assn.), 5 1/4s, 5/15/42	BBB+	3,025,000	2,963,169
(Christian Living Cmntys.), 5 1/4s, 1/1/37	BB–/P	750,000	706,635
(Valley View Assn.), 5 1/8s, 5/15/37	BBB+	1,000,000	971,150
(Christian Living Cmntys.), 5 1/8s, 1/1/30	BB–/P	1,415,000	1,329,916
(Covenant Retirement Cmnty.), Ser. A,
5s, 12/1/33	BBB–	2,100,000	1,999,452
(Evangelical Lutheran Good Samaritan Society),
5s, 12/1/33	A3	5,250,000	5,164,110
(Covenant Retirement Cmntys.), Ser. A,
5s, 12/1/27	BBB–	400,000	397,548

CO Pub. Hwy. Auth. Rev. Bonds
(E-470), zero %, 9/1/41	Baa2	1,000,000	189,700
Ser. A, NATL, zero %, 9/1/28	A	5,000,000	2,233,100

Tax-Free High Yield Fund 29

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

Colorado cont.
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A,
NATL, zero %, 9/1/34	A	$12,000,000	$3,582,360

Plaza, Tax Allocation Bonds (Metro. Dist. No. 1),
5s, 12/1/40	BB/P	3,850,000	3,594,630

			33,526,543
Connecticut (0.3%)
Hamden, Fac. Rev. Bonds (Whitney Ctr.), Ser. A,
7 3/4s, 1/1/43	BB/P	2,800,000	2,871,876

			2,871,876
Delaware (0.8%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	BBB+	1,700,000	1,801,320
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	6,200,000	6,037,622

			7,838,942
District of Columbia (1.9%)
DC Rev. Bonds
(Howard U.), Ser. A, 6 1/2s, 10/1/41	A3	7,000,000	7,577,290
(Kipp Charter School), 6s, 7/1/33 ##	BBB+	290,000	305,701

DC Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, zero %, 6/15/46	B/F	34,730,000	2,468,608

DC U. Rev. Bonds (Gallaudet U.), 5 1/2s, 4/1/41	A+	2,000,000	2,075,700

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (2nd Sr. Lien), Ser. B
zero %, 10/1/40	Baa1	995,000	184,622
zero %, 10/1/39	Baa1	10,000,000	1,974,300
zero %, 10/1/38	Baa1	20,000,000	4,201,200

			18,787,421
Florida (5.1%)
Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds (Sr. Lien), Ser. A-1, 4 1/8s, 5/1/31	A–	1,000,000	874,150

Escambia Cnty., Env. Impt. Rev. Bonds (Intl. Paper
Co.), Ser. A, 5s, 8/1/26	BBB	1,500,000	1,460,865

Greater Orlando Aviation Auth. Rev. Bonds
(JetBlue Airways Corp.), 5s, 11/15/36	B/P	1,000,000	864,100

Heritage Harbour Marketplace Cmnty., Dev. Dist.
Special Assmt. Bonds, 5.6s, 5/1/36	CCC/P	2,235,000	1,867,946

Jacksonville, Econ. Dev. Comm. Hlth. Care
Fac. Rev. Bonds (FL Proton Therapy Inst.),
Ser. A, 6s, 9/1/17	BB–/P	635,000	687,724

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds (Gerdau Ameristeel US, Inc.), 5.3s, 5/1/37	Baa3	5,250,000	4,881,503

Jacksonville, Port Auth. Rev. Bonds, 5s, 11/1/38	A2	1,400,000	1,341,802

Lakeland, Retirement Cmnty. 144A Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	1,820,000	1,906,450

Lee Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds
(Shell Pt./Alliance Oblig. Group),
5 1/8s, 11/15/36	BB+	4,925,000	4,894,810
(Shell Pt./Alliance), 5s, 11/15/32	BB+	3,210,000	3,182,330

Martin Cnty., Rev. Bonds (Indiantown
Cogeneration), 4.2s, 12/15/25	Ba1	1,000,000	878,700

30 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

Florida cont.
Miami-Dade Cnty., Aviation Rev. Bonds
(Miami Intl. Arpt.), Ser. A-1, 5 3/8s, 10/1/41	A2	$1,000,000	$1,015,640
Ser. B, 5s, 10/1/41	A2	4,500,000	4,505,085

Middle Village Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A, 6s, 5/1/35	BB/P	2,000,000	1,590,060

Myrtle Creek, Impt. Dist. Special Assmt. Bonds,
Ser. A, 5.2s, 5/1/37	B+/P	1,965,000	1,776,399

Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds
(Republic Drive/Universal), 5s, 4/1/24	A–/F	2,760,000	2,929,602

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	7,000,000	7,142,309

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	B–/P	2,460,000	1,554,917

Pinellas Cnty., Edl. Fac. Auth. Rev. Bonds (Barry
U.), 5 1/4s, 10/1/30	BBB	1,210,000	1,187,119

Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac.
Rev. Bonds (Village On The Isle), 5 1/2s, 1/1/27	BBB+/F	1,950,000	1,981,863

Town Ctr. at Palm Coast, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6s, 5/1/36	B/P	1,795,000	1,357,900

Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds (Cap. Impt.), 5s, 5/1/33	BB–/P	1,000,000	889,440

Village Cmnty. Dev. Dist. No. 8 Special Assmt.
Bonds (Phase II), 6 1/8s, 5/1/39	BB/P	885,000	951,233

Village Cmnty. Dev. Dist. No. 9 Special Assmt.
Bonds, 5s, 5/1/22	B+/P	780,000	795,436

			50,517,383
Georgia (2.8%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	5,000,000	5,692,250

Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds
(Delta Airlines)
Ser. B, 9s, 6/1/35	B	4,000,000	4,348,479
Ser. A, 8 3/4s, 6/1/29	B	2,000,000	2,317,280

Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	BB/P	1,800,000	1,812,276

GA State Private College & U. Auth. Rev. Bonds
(Mercer U.)
Ser. C, 5 1/4s, 10/1/30	Baa2	1,990,000	2,015,830
Ser. A, 5s, 10/1/32	Baa2	1,100,000	1,070,839

Gainesville & Hall Cnty., Devauth Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-2, 6 5/8s, 11/15/39	BBB+	1,200,000	1,315,344

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas),
Ser. A, 5 1/2s, 9/15/21	A–	1,255,000	1,392,498

Marietta, Dev. Auth. Rev. Bonds (U. Fac. — Life U.,
Inc.), 7s, 6/15/39	Ba3	4,150,000	4,243,500

Med. Ctr. Hosp. Auth. Rev. Bonds (Spring Harbor
Green Island), 5 1/4s, 7/1/27	B+/P	2,375,000	2,279,786

Rockdale Cnty., Dev. Auth. Rev. Bonds (Visy
Paper), Ser. A, 6 1/8s, 1/1/34	B–/P	1,400,000	1,415,078

			27,903,160

Tax-Free High Yield Fund 31

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

Guam (0.2%)
Territory of GU, Rev. Bonds, Ser. A,
5 3/8s, 12/1/24	BBB+	$1,000,000	$1,043,140

Territory of GU, Dept. of Ed. COP (John F.
Kennedy High School), Ser. A, 6 7/8s, 12/1/40	B	500,000	508,110

			1,551,250
Hawaii (1.0%)
HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9s, 11/15/44	B/P	1,350,000	1,523,705
(Hawaiian Elec. Co. — Subsidiary),
6 1/2s, 7/1/39	Baa1	7,000,000	7,737,730
(Kahala Nui), 5 1/8s, 11/15/32	BBB–/F	1,050,000	1,051,071

			10,312,506
Illinois (4.8%)
Chicago, Special Assmt. Bonds (Lake Shore East),
6 3/4s, 12/1/32	BB/P	5,464,000	5,590,765

Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. A,
5 3/4s, 1/1/39	A2	5,000,000	5,166,950

Du Page Cnty., Special Svc. Area No. 31 Special
Tax Bonds (Monarch Landing), 5 5/8s, 3/1/36	B/P	900,000	881,154

IL Fin. Auth. Rev. Bonds
(Provena Hlth.), Ser. A, 7 3/4s, 8/15/34	Baa1	3,500,000	4,234,300
(Rush U. Med. Ctr.), Ser. A, 7 1/4s, 11/1/38	A2	2,150,000	2,502,514
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB–	5,250,000	5,705,279
(IL Rush U. Med. Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,425,000	1,557,710
(Navistar Intl. Recvy. Zone), 6 1/2s, 10/15/40	B3	4,155,000	4,272,046
(Roosevelt U.), 6 1/2s, 4/1/39	Baa3	4,000,000	4,261,920
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	2,000,000	2,101,140

IL Fin. Auth. Solid Waste Disposal (Waste Mgmt.,
Inc.), Ser. A, 5.05s, 8/1/29	BBB	5,045,000	4,899,502

IL Hlth. Fac. Auth. Rev. Bonds (Cmnty. Rehab.
Providers Fac.), Ser. A, 7 7/8s, 7/1/20	CCC/P	430,261	303,476

IL State G.O. Bonds
5 1/2s, 7/1/38	A3	525,000	534,198
5s, 3/1/34	A3	1,250,000	1,178,438

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. B, AGM,
zero %, 6/15/43	AAA	7,000,000	1,130,500

Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	2,150,000	2,332,492

			46,652,384
Indiana (0.9%)
IN State Fin. Auth. Rev. Bonds
(U.S. Steel Corp.), 6s, 12/1/26	BB–	2,000,000	2,040,120
(OH Valley Elec. Corp.), Ser. A, 5s, 6/1/32	Baa3	1,750,000	1,681,768

IN State Fin. Auth. VRDN, Ser. A-3, 0.06s, 2/1/37	VMIG1	2,600,000	2,600,000

IN State Fin. Auth. Edl. Fac. Rev. Bonds (Butler
U.), Ser. B
5s, 2/1/34	BBB+	1,170,000	1,115,197
5s, 2/1/28	BBB+	1,000,000	1,002,740

			8,439,825

32 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

Iowa (1.6%)
IA Fin. Auth. Hlth. Fac. Rev. Bonds (Dev. Care
Initiatives), Ser. A
5 1/2s, 7/1/25	BB+	$3,185,000	$3,279,435
5s, 7/1/20	BB+	1,700,000	1,746,138

IA State Fin. Auth. Midwestern Disaster Rev.
Bonds (IA Fertilizer Co.)
5 1/4s, 12/1/25	BB–	1,000,000	944,390
5s, 12/1/19	BB–	2,000,000	1,965,860

Marion Hlth. Care Fac. Rev. Bonds (First Mtge.),
Ser. IA, 8s, 1/1/29	B+/P	45,000	45,100

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5 3/8s, 6/1/38	B+	10,000,000	8,148,500

			16,129,423
Kansas (0.5%)
Lenexa, Hlth. Care Fac. Rev. Bonds
(LakeView Village, Inc.), 7 1/4s, 5/15/39	BB/P	1,500,000	1,605,300
5 3/8s, 5/15/27	BB/P	3,400,000	3,254,548

			4,859,848
Kentucky (0.9%)
KY Econ. Dev. Fin. Auth. Rev. Bonds
(First Mtge.), Ser. IA, 8s, 1/1/29	B+/P	227,000	227,506
(Masonic Home Indpt. Living II),
7 3/8s, 5/15/46	BB–/P	1,350,000	1,492,992
(Masonic Home Indpt. Living II),
7 1/4s, 5/15/41	BB–/P	900,000	992,493

KY State Econ. Dev. Fin. Auth. Hlth. Care Rev.
Bonds (Masonic Homes of KY), 5 3/8s, 11/15/42	BB–/P	1,400,000	1,278,074

Louisville & Jefferson Cnty., Metro. Govt.
College Rev. Bonds (Bellarmine U., Inc.),
Ser. A, 6s, 5/1/38	Baa3	855,000	881,154

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Hlth. Care, Inc.),
5s, 10/1/30	A–	4,000,000	4,053,279

			8,925,498
Louisiana (0.3%)
Pub. Facs. Auth. Dock & Wharf Rev. Bonds
(Impala Warehousing, LLC), 6 1/2s, 7/1/36	B+/P	1,000,000	905,380

Rapides, Fin. Auth. FRB (Cleco Pwr.), AMBAC,
4.7s, 11/1/36	BBB+	2,250,000	2,200,028

			3,105,408
Maine (0.9%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(ME Gen. Med. Ctr.), 7 1/2s, 7/1/32	Baa3	3,000,000	3,584,160

Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	B2	5,000,000	5,019,400

			8,603,560
Maryland (1.6%)
Baltimore Cnty., Cons. Pub. Impt. G.O. Bonds,
5s, 8/1/22 Δ	Aaa	1,000,000	1,201,930

MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	1,700,000	1,963,041

MD State Econ. Dev. Corp. Rev. Bonds (Salisbury
U.), 5s, 6/1/30	Baa3	625,000	609,681

Tax-Free High Yield Fund 33

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

Maryland cont.
MD State Hlth. & Higher Edl. Fac. Auth. Rev.
Bonds (Washington Cnty. Hosp.), 6s, 1/1/43	BBB–	$4,760,000	$4,942,069

MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev.
Bonds (Our Lady of Good Counsel School),
Ser. A, 6s, 5/1/35	BB–/P	600,000	609,618

Westminster, Econ. Dev. Rev. Bonds (Carroll
Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	4,800,000	4,669,104
6s, 5/1/24	BB/P	2,000,000	2,000,640

			15,996,083
Massachusetts (4.6%)
MA Dev. Fin. Agcy. Sr. Living Fac. Rev. Bonds
(Groves-Lincoln), Ser. A, 7 3/4s, 6/1/39
(In default) †	D/P	1,299,996	91,650

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	2,140,000	2,478,270
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/46	B–/P	2,616,363	2,168,494
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/39	B–/P	1,159,997	987,424
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/31	B–/P	704,147	619,783
(Boston U.), 6s, 5/15/59	A1	1,575,000	1,706,465
(Linden Ponds, Inc. Fac.), Ser. A-2,
5 1/2s, 11/15/46	B–/P	238,451	176,249
(New England Conservatory of Music),
5 1/4s, 7/1/38	Baa1	1,900,000	1,925,288
(Wheelock College), Ser. C, 5 1/4s, 10/1/37	BBB	2,000,000	2,002,800
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	2,000,000	1,933,340
(Linden Ponds, Inc. Fac.), Ser. B,
zero %, 11/15/56	B–/P	1,186,016	6,808

MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds (Adventcare), Ser. A, 6.65s, 10/15/28	B/P	2,150,000	2,194,527

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	B+	6,035,000	6,069,218
(Quincy Med. Ctr.), Ser. A, 6 1/2s, 1/15/38
(In default) †	D/P	972,870	97
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	1,400,000	1,526,504
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	2,125,000	2,202,988
(Springfield College), 5 5/8s, 10/15/40	Baa1	3,500,000	3,616,900
(Milton Hosp.), Ser. D, 5 3/8s, 7/1/35	BB–	3,950,000	3,963,588
(Winchester Hosp.), 5 1/4s, 7/1/38	BBB+	3,050,000	3,167,852
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB–	1,400,000	1,267,420
(Milford Regl. Med.), Ser. E, 5s, 7/15/32	Baa3	1,000,000	933,770
(Milford Regl. Med.), Ser. E, 5s, 7/15/27	Baa3	2,750,000	2,701,188
(Emerson Hosp.), Ser. E, Radian Insd.,
5s, 8/15/25	BB/P	3,500,000	3,280,060

			45,020,683

34 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

Michigan (1.3%)
Advanced Tech. Academy Pub. School Rev.
Bonds, 6s, 11/1/28	BBB–	$1,635,000	$1,633,202

Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev.
Bonds (Glacier Hills, Inc.), State & Local Govt.
Coll., 8 3/8s, 1/15/19 (Escrowed to maturity)	AA+	1,498,000	1,830,631

Detroit, G.O. Bonds (Cap. Impt.), Ser. A-1, 5s,
4/1/15 (In default) †	D/P	495,000	209,350

Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 7 1/2s, 7/1/39	Ba1	700,000	776,524
(Hurley Med. Ctr.), 6s, 7/1/20
(Prerefunded 9/3/13)	Ba1	335,000	335,439
Ser. A, 5 1/4s, 7/1/39	Ba1	500,000	454,025

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	BB–/P	1,205,000	1,204,072

MI Higher Ed. Fac. Auth. VRDN (U. of Detroit
Mercy), 0.4s, 11/1/36	VMIG1	500,000	500,000

MI State Hosp. Fin. Auth. Rev. Bonds (Henry Ford
Hlth.), 5 3/4s, 11/15/39	A2	4,400,000	4,585,151

Star Intl. Academy Rev. Bonds (Pub. School
Academy), 5s, 3/1/33	BBB	1,000,000	919,130

			12,447,524
Minnesota (2.0%)
Brooklyn Ctr., VRDN (Brookdale Corp. II),
0.08s, 12/1/14	A–1+	400,000	400,000

Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/34	BBB–	2,400,000	2,530,007

Inver Grove Heights, Nursing Home Rev. Bonds
(Presbyterian Homes Care), 5 1/2s, 10/1/41	B/P	1,000,000	931,070

Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth.
Care VRDN (Allina Hlth. Syst.)
Ser. B-1, 0.06s, 11/15/35	VMIG1	1,400,000	1,400,000
Ser. B-2, 0.05s, 11/15/35	VMIG1	1,750,000	1,750,000

North Oaks, Sr. Hsg. Rev. Bonds
(Presbyterian Homes North Oaks),
6 1/8s, 10/1/39	BB/P	1,375,000	1,405,910
(Presbyterian Homes), 6s, 10/1/27	BB/P	1,250,000	1,284,025

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/31	BBB–	1,500,000	1,527,720

St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds (Nova Classical Academy), Ser. A,
6 3/8s, 9/1/31	BBB–	500,000	520,255

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A2	5,035,000	5,114,805

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	BBB–	1,250,000	1,295,275

St. Paul, Port Auth. VRDN (MN Pub. Radio), Ser. 7,
0.09s, 5/1/25	VMIG1	1,000,000	1,000,000

St. Paul, Port Auth. Solid Waste Disp. Rev. Bonds
(Gerdau Ameristeel US, Inc.), 4 1/2s, 10/1/37	Baa3	900,000	731,844

			19,890,911

Tax-Free High Yield Fund 35

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

Mississippi (0.7%)
MS Bus. Fin. Corp. Gulf Opportunity Zone Rev.
Bonds, Ser. A, 5s, 5/1/37	A3	$1,000,000	$1,011,360

Warren Cnty., Gulf Opportunity Zone Rev. Bonds
(Intl. Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	5,400,000	5,910,300

			6,921,660
Montana (0.9%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living St.
John’s Lutheran), Ser. A, 6s, 5/15/25	B+/P	750,000	757,733

MT Fac. Fin. Auth. VRDN (Sisters of Charity
of Leavenworth), Ser. A, 0.06s, 12/1/25	A–1	8,165,000	8,165,000

			8,922,733
Nebraska (0.7%)
Central Plains, Energy Rev. Bonds
(NE Gas No. 1), Ser. A, 5 1/4s, 12/1/18	A3	1,500,000	1,638,570
(NE Gas No. 3), 5s, 9/1/32	A3	3,000,000	2,945,640

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Immanuel Oblig. Group), 5 5/8s, 1/1/40	AA–/F	1,825,000	1,867,705

			6,451,915
Nevada (1.9%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 151), 5s, 8/1/25	BB–/P	300,000	249,495
(Mountains Edge Local No. 142), 5s, 8/1/21	BBB–	965,000	976,522
(Summerlin No. 151), 5s, 8/1/20	BB–/P	335,000	307,269
(Summerlin No. 151), 5s, 8/1/19	BB–/P	1,125,000	1,059,908
(Summerlin No. 151), 5s, 8/1/18	BB–/P	1,080,000	1,029,996
(Summerlin No. 151), 5s, 8/1/17	BB–/P	1,280,000	1,235,174

Henderson, Local Impt. Dist. Special
Assmt. Bonds
(No. T-17), 5s, 9/1/25	BB+/P	770,000	728,528
(No. T-18), 5s, 9/1/14	CCC/P	2,315,000	2,292,613

Las Vegas, Special Assessment Bonds (Dist. No.
607 Local Impt.)
5s, 6/1/24	BB/P	300,000	307,035
5s, 6/1/22	BB/P	500,000	519,485

Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.05s, 6/1/42	VMIG1	10,275,000	10,275,000

			18,981,025
New Hampshire (1.2%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB+/P	6,000,000	5,853,180

NH Hlth. & Ed. Fac. Auth. VRDN
(U. Syst. of NH), Ser. B, 0.06s, 7/1/33	VMIG1	3,100,000	3,100,000
(Dartmouth College), Ser. A, 0.05s, 6/1/31	VMIG1	3,000,000	3,000,000

			11,953,180
New Jersey (5.6%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	5,500,000	5,052,850

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	6,000,000	6,362,999
(St. Peter’s U. Hosp.), 6 1/4s, 7/1/35	Ba1	2,500,000	2,654,925
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Ba1	2,000,000	2,036,600
(Holy Name Hosp.), 5s, 7/1/36	Baa2	3,500,000	3,277,785

36 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
NJ State Econ. Dev. Auth. Continental Airlines, Inc.
(Paterson Charter School), Ser. C, 5.3s, 7/1/44	BBB–	$2,250,000	$2,056,028

NJ State Econ. Dev. Auth. Rev. Bonds
(Newark Arpt. Marriott Hotel), 7s, 10/1/14	Baa3	4,000,000	4,020,560
(United Methodist Homes), Ser. A-1, 6 1/4s,
7/1/33 (Prerefunded 7/1/14)	AAA/P	3,000,000	3,221,700
(Paterson Charter School Science & Tech.),
Ser. A, 6.1s, 7/1/44	BBB–	1,130,000	1,137,628
(Cranes Mill), Ser. A, 6s, 7/1/38	BBB–/F	1,750,000	1,756,510
(MSU Student Hsg.), 5 7/8s, 6/1/42	Baa3	5,110,000	5,380,421
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	800,000	747,504
(Continental Airlines, Inc.), 5 1/2s, 6/1/33	B2	2,000,000	1,898,100
(Continental Airlines, Inc.), 5 1/4s, 9/15/29	B2	3,500,000	3,282,580
5s, 6/15/26	Baa1	500,000	505,680

NJ State Econ. Dev. Auth. Energy Fac. Rev. Bonds
(UMM Energy Partners, LLC), Ser. A, 5s, 6/15/37	Baa3	1,000,000	944,070

NJ State Econ. Dev. Auth. Retirement Cmnty. Rev.
Bonds (Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	3,590,000	3,436,348

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 1A
5s, 6/1/41	B2	1,000,000	741,790
4 3/4s, 6/1/34	B2	5,000,000	3,636,950
4 1/2s, 6/1/23	B1	3,470,000	3,234,109

			55,385,137
New Mexico (1.3%)
Farmington, Poll. Control Rev. Bonds
(Public Service Co. of NM San Juan), Ser. D,
5.9s, 6/1/40	BBB	3,000,000	3,161,280
(San Juan), Ser. A, 4 7/8s, 4/1/33	BBB	7,660,000	7,229,202
(San Juan), Ser. B, 4 7/8s, 4/1/33	BBB	2,750,000	2,595,340

			12,985,822
New York (3.6%)
Brooklyn Arena Local Dev. Corp. Rev. Bonds
(Barclays Ctr.), 6 3/8s, 7/15/43	Baa3	3,000,000	3,392,070

Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepard Village),
Ser. A, 6 7/8s, 7/1/40	B/P	715,000	731,567

Niagara, Area Dev. Corp. Solid Waste Disp. Fac.
Rev. Bonds (Covanta Holding Corp.), Ser. A,
5 1/4s, 11/1/42	Ba2	1,450,000	1,293,502

NY City, Indl. Dev. Agcy. Rev. Bonds (Yankee
Stadium — Pilot), AGO, 7s, 3/1/49	AA–	1,000,000	1,148,480

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(American Airlines — JFK Intl. Arpt.),
7 1/2s, 8/1/16	B+/P	2,420,000	2,521,979
(British Airways PLC), 5 1/4s, 12/1/32	BB	2,325,000	2,174,805
(Jetblue Airways Corp.), 5 1/8s, 5/15/30	B–	3,680,000	3,374,818
(Jetblue Airways Corp.), 5s, 5/15/20	B–	550,000	549,335

NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds (Orange Regl. Med. Ctr.),
6 1/4s, 12/1/37	Ba1	4,180,000	4,393,304

Tax-Free High Yield Fund 37

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	$1,800,000	$1,805,436

NY State Liberty Dev. Corp. Rev. Bonds (7 World
Trade Ctr.), Class 3, 5s, 3/15/44	Baa2	1,000,000	926,300

Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St.
Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB–/P	1,500,000	1,499,850

Onondaga Civic Dev. Corp. Rev. Bonds (St.
Joseph’s Hosp. Hlth. Ctr.), 5s, 7/1/42	Ba1	1,000,000	900,030

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term.), 6s, 12/1/42	Baa3	2,100,000	2,316,531

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
144A Mandatory Put Bonds (10/1/13) (IESI
Corp.), 6 5/8s, 10/1/35	BB–	1,660,000	1,667,852

Suffolk Cnty., Indl. Dev. Agcy. Civic
Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. B,
7 5/8s, 1/1/30	B–/P	3,250,000	3,249,448
(Southampton Hosp. Assn.), Ser. A,
7 1/4s, 1/1/30	B–/P	750,000	750,278
(Gurwin Jewish-Phase II), 6.7s, 5/1/39	B+/P	935,000	943,293

Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev.
Bonds (Kendal On Hudson), 5s, 1/1/28	BBB/F	1,100,000	1,099,945

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds (St.
John’s Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31	B+	500,000	499,940

			35,238,763
North Carolina (0.7%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds (Meredith
College), 6s, 6/1/31	BBB	1,000,000	1,053,670

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6 1/8s, 11/1/38	BBB+/F	450,000	468,207
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	750,000	765,075

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(Carolina Village), 6s, 4/1/38	BB/P	2,500,000	2,512,850
(First Mtge. United Methodist), Ser. C,
5 1/2s, 10/1/32	BB+/P	2,000,000	2,005,880

			6,805,682
Ohio (3.1%)
Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 7/8s, 6/1/30	B3	8,480,000	6,762,037
5 3/4s, 6/1/34	B3	13,300,000	10,059,322
5 1/8s, 6/1/24	B3	2,500,000	2,079,600

Columbus, G.O. Bonds, Ser. 1, 5s, 7/1/21 Δ	Aaa	385,000	456,683

Hickory Chase, Cmnty. Auth. Infrastructure
Impt. Rev. Bonds (Hickory Chase), 7s, 12/1/38
(In default) †	D/P	1,560,000	702,000

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst.), Ser. C, 6s, 8/15/43	A3	1,550,000	1,609,768

OH State Air Quality Dev. Auth. Rev. Bonds (Valley
Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	1,450,000	1,573,236

38 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

Ohio cont.
OH State Higher Edl. Fac. Comm. Rev. Bonds
(Kenyon College), 5s, 7/1/44	A1	$4,850,000	$4,834,626

Southeastern OH Port Auth. Hosp. Fac. Rev.
Bonds, 5 3/4s, 12/1/32	BB/P	2,225,000	2,274,729

			30,352,001
Oklahoma (0.5%)
OK Cnty., Fin. Auth. Rev. Bonds (Epworth Village),
Ser. A, 5s, 4/1/33	BB–/P	1,070,000	950,770

OK State Tpk. Auth. VRDN, Ser. F, 0.05s, 1/1/28	VMIG1	2,550,000	2,550,000

Tulsa, Muni. Arpt. Trust Rev. Bonds (American
Airlines, Inc.), Ser. B, 5 1/2s, 12/1/35	B+/P	2,000,000	1,755,240

			5,256,010
Oregon (0.3%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza, Inc.), 5s, 12/1/29	BBB/F	1,090,000	1,111,909

OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Fam. Mtge.), Ser. B, 5 3/8s, 7/1/34	Aa2	2,000	2,018

Warm Springs Reservation, Confederated Tribes
144A Rev. Bonds (Pelton Round Butte Tribal),
Ser. B, 6 3/8s, 11/1/33	A3	1,800,000	1,965,312

			3,079,239
Pennsylvania (4.1%)
Allegheny Cnty., Higher Ed. Bldg.
Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 5 3/4s, 10/15/40	Baa3	765,000	784,202
(Chatham U.), Ser. A, 5s, 9/1/35	BBB	1,000,000	956,180
(Chatham U.), Ser. A, 5s, 9/1/30	BBB	1,500,000	1,484,670

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Impt. — USX Corp.), 6 7/8s, 5/1/30	BB–	3,400,000	3,643,678
(U.S. Steel Corp.), 6 3/4s, 11/1/24	BB–	1,000,000	1,081,580

Allentown, Neighborhood Impt. Zone Dev. Auth.
Rev. Bonds, Ser. A, 5s, 5/1/42	Baa2	2,250,000	2,085,233

Bucks Cnty., Indl. Dev. Auth. Rev. Bonds (US Steel
Corp.), 6 3/4s, 6/1/26	BB–	1,460,000	1,580,421

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Diakon Lutheran Ministries), 5s, 1/1/36	BBB+/F	1,790,000	1,738,251

East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds
(Student Svcs., Inc.-Millersville U.), 5s, 7/1/30	Baa3	550,000	533,489

Geisinger, Auth. VRDN (Geisinger Hlth. Syst.),
Ser. C, 0.04s, 8/1/28 (TD Bank N.A.)	VMIG1	1,000,000	1,000,000

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Brethren
Village), Ser. A
6 1/2s, 7/1/40	BB–/P	3,000,000	3,083,820
6 3/8s, 7/1/30	BB–/P	1,375,000	1,417,653

Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev.
Bonds (Arcadia U.), 5 1/4s, 4/1/30	BBB+	1,530,000	1,569,612

Montgomery Cnty., Indl. Auth. Resource
Recvy. Rev. Bonds (Whitemarsh Cont. Care),
6 1/4s, 2/1/35	B–/P	2,400,000	2,385,960

Northeastern PA Hosp. & Ed. Auth. Rev. Bonds
(Wilkes U.), Ser. A, 5 1/4s, 3/1/42	BBB	1,000,000	983,960

Tax-Free High Yield Fund 39

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds
(Allegheny Energy Supply Co.), 7s, 7/15/39	Baa3	$4,000,000	$4,136,640

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Shippensburg U.), 6 1/4s, 10/1/43	Baa3	1,000,000	1,068,300
(Edinboro U. Foundation), 6s, 7/1/43	Baa3	1,400,000	1,444,548
(Edinboro U. Foundation), 5 7/8s, 7/1/38	Baa3	1,000,000	1,025,800
(Indiana U.), Ser. A, 5s, 7/1/32	BBB+	500,000	497,555

PA State Higher Edl. Fac. Auth. Student Hsg. Rev.
Bonds (East Stroudsburg U.), 5s, 7/1/42	Baa3	1,655,000	1,483,112

Philadelphia, Auth. for Indl. Dev. Rev. Bonds
(Master Charter School), 6s, 8/1/35	BBB+	1,720,000	1,765,322

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst. Oblig. Group), 7 1/4s,
7/1/18 (In default) †	D/P	5,285,482	529

Philadelphia, Hosp. & Higher Edl. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst.), Ser. B, 6 1/4s,
7/1/13 (In default) †	D/P	512,690	5

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	3,675,000	3,933,757

Washington Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (First Mtge. AHF/Central),
8 1/2s, 1/1/29	B/P	1,081,000	1,080,859

			40,765,136
Puerto Rico (2.8%)
Cmnwlth. of PR, G.O. Bonds
Ser. C, 6s, 7/1/39	Baa3	2,515,000	2,285,758
(Pub. Impt.), Ser. A, 5 3/4s, 7/1/41	Baa3	5,000,000	4,329,050

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev.
Bonds, Ser. A, 6s, 7/1/44	Ba1	3,500,000	3,043,320

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. P, Cmnwlth. of PR Gtd.,
6 3/4s, 7/1/36	Baa3	5,000,000	5,026,100

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev.
Bonds, Ser. A
NATL, zero %, 8/1/43	Aa3	20,000,000	2,820,200
zero %, 8/1/31	A+	31,000,000	9,929,610

			27,434,038
South Carolina (0.1%)
Georgetown Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5.3s, 3/1/28	BBB	500,000	501,570

			501,570
Texas (10.7%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement), Ser. A, U.S. Govt. Coll., 7s,
11/15/33 (Prerefunded, 11/15/13)	AAA	319,000	328,264

Brazos River Harbor Naval Dist. Env. FRB (Dow
Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	5,150,000	5,400,754

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.9s, 5/1/38	BBB	1,850,000	1,928,033

Central TX Regl. Mobility Auth. Rev. Bonds (Sr.
Lien), Ser. A, 5s, 1/1/33	Baa2	1,100,000	1,071,950

40 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

Texas cont.
Clifton, Higher Ed. Fin. Corp. Rev. Bonds (Idea
Pub. Schools), 5s, 8/15/32	BBB	$1,500,000	$1,471,110

Grand Parkway Trans. Corp. Rev. Bonds (Sub. Tier
Toll Syst.), Ser. B, 5s, 4/1/53 ##	AA	900,000	871,308

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(Texas Med. Ctr.), Ser. B-1, 0.05s, 9/1/31	VMIG1	2,675,000	2,675,000
(The Methodist Hosp.), Ser. C-1, 0.05s, 12/1/24	A–1+	5,600,000	5,600,000

Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. E, 7s, 7/1/29	B2	500,000	499,720
(Special Fac. — Continental Airlines, Inc.), Ser. E,
6 3/4s, 7/1/21	B2	8,400,000	8,432,088
(Continental Airlines, Inc. Term. Project),
6 1/2s, 7/15/30	B2	3,200,000	3,281,504
(Continental Airlines, Inc.), Ser. C, 5.7s, 7/15/29	B2	4,985,000	4,620,447

Houston, Higher Ed. Fin. Co. Rev. Bonds (Cosmos
Foundation), Ser. A
5s, 2/15/42	BBB	2,250,000	2,064,735
5s, 2/15/32	BBB	2,250,000	2,140,335

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds (Kipp,
Inc.), Ser. A
6 3/8s, 8/15/44	BBB	2,450,000	2,676,772
6 1/4s, 8/15/39	BBB	2,375,000	2,589,771

Love Field, Arpt. Modernization Corp. Special
Fac. Rev. Bonds (Southwest Airlines Co.),
5 1/4s, 11/1/40	Baa3	5,350,000	5,250,704

Matagorda Cnty., Poll. Control Rev. Bonds
(Central Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa2	2,400,000	2,657,328
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	3,000,000	2,705,670

Newark, Cultural Ed. Facs. Fin. Corp. Rev. Bonds
(AW Brown-Fellowship Leadership Academy),
Ser. A, 6s, 8/15/32	BBB–	600,000	597,294

North TX, Edl. Fin. Co. Rev. Bonds (Uplift Edl.),
Ser. A, 5 1/8s, 12/1/42	BBB–	2,500,000	2,299,450

North TX, Thruway Auth. Rev. Bonds, Ser. B,
zero %, 9/1/37	AA	3,000,000	740,670

North TX, Tollway Auth. Rev. Bonds (Toll 2nd Tier),
Ser. F, 5 3/4s, 1/1/38	A3	3,370,000	3,543,353

North TX, Tollway Auth. stepped-coupon Rev.
Bonds (1st Tier), Ser. I, stepped-coupon zero %
(6 1/2s, 1/1/15), 1/1/43 ††	A2	5,300,000	5,522,706

Red River, Hlth. Retirement Facs. Dev. Corp.
Rev. Bonds (Sears Methodist Retirement Syst.
Oblig. Group)
Ser. C, 6 1/4s, 5/9/53	CCC/P	162,000	143,794
Ser. B, 6.15s, 11/15/49	CCC/P	2,766,000	2,383,877
Ser. A, 6.05s, 11/15/46	CCC/P	1,833,000	1,567,802
Ser. D, 6.05s, 11/15/46	CCC/P	317,000	271,136
Ser. A, 5.45s, 11/15/38	CCC/P	4,122,000	3,315,572

Tax-Free High Yield Fund 41

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

Texas cont.
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/44	B+/P	$4,500,000	$4,902,390
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/39	B+/P	1,000,000	1,090,490
(Air Force Village), 6 3/8s, 11/15/44	BBB–/F	5,825,000	6,079,320

Travis Cnty., Cultural Ed. Facs. Fin. Corp. Rev.
Bonds (Wayside Schools), Ser. A
5 1/4s, 8/15/42	BB+	450,000	384,210
5s, 8/15/27	BB+	500,000	459,250

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	A–	4,500,000	4,739,985

TX Private Activity Surface Trans.
Corp. Rev. Bonds
(LBJ Infrastructure), 7s, 6/30/40	Baa3	4,500,000	5,126,580
(NTE Mobility), 6 7/8s, 12/31/39	Baa2	3,350,000	3,764,563

U. of TX Rev. Bonds (Fin. Syst.), Ser. B,
5s, 8/15/18 Δ	Aaa	1,000,000	1,175,780

Uptown, Dev. Auth. Tax Increment Contract
Tax Alloc. Bonds (Infrastructure Impt. Fac.),
5 1/2s, 9/1/29	BBB	1,000,000	1,072,330

			105,446,045
Utah (0.8%)
Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.),
Ser. D, 0.05s, 5/15/36	A–1+	800,000	800,000

Murray City, Hosp. Rev. VRDN (IHC Hlth. Svcs.,
Inc.), Ser. C, 0.05s, 5/15/36	A–1+	7,350,000	7,350,000

			8,150,000
Virginia (2.3%)
Albemarle Cnty., Indl. Dev. Auth. Res.
Care Fac. Rev. Bonds (Westminster-
Canterbury), 5s, 1/1/31	BB–/P	1,100,000	1,053,085

Chesterfield Cnty., Hlth. Ctr. Cmnty. Res. Care
Fac. Rev. Bonds (Lucy Corr Village), Ser. A,
6 1/4s, 12/1/38	BB–/P	1,450,000	1,025,426

Lexington, Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Kendal at Lexington), Ser. A,
5 1/2s, 1/1/37	B+/P	1,460,000	1,397,001

Peninsula Ports Auth. Res. Care Fac. Rev. Bonds
(VA Baptist Homes), Ser. A, 7 3/8s, 12/1/32
(Prerefunded 12/1/13)	AA+	4,000,000	4,092,240

VA State Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO,
LLC), 6s, 1/1/37	BBB–	2,100,000	2,121,483
(Express Lanes, LLC), 5s, 7/1/34	BBB–	2,400,000	2,150,280

VA ST Small Bus. Fin. Sr. Lien Auth. Rev. Bonds
(95 Express Lanes, LLC), 5s, 1/1/40	BBB–	3,000,000	2,580,030

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	5,100,000	5,834,604

Winchester, Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Westminster-Canterbury), Ser. A,
5.3s, 1/1/35	BBB+/F	2,000,000	1,974,700

			22,228,849

42 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

Washington (1.7%)
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds
(Delta Airlines, Inc.), 5s, 4/1/30	B	$700,000	$630,959

Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	Baa1	2,065,000	2,077,906
6 1/2s, 6/1/26	A3	4,000,000	4,013,200

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.)
5 5/8s, 10/1/40	Baa1	1,600,000	1,617,680
5 1/4s, 10/1/46	Baa1	2,000,000	1,944,780
5s, 10/1/32	Baa1	815,000	791,471

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa3	3,000,000	3,287,310
(Kadlec Med. Ctr.), 5 1/2s, 12/1/39	Baa3	2,000,000	1,999,820
(Kadlec Med. Ctr.), 5s, 12/1/32	Baa3	750,000	710,783

			17,073,909
West Virginia (0.3%)
Pleasants Cnty., Poll. Control Rev. Bonds
(Allegheny), Ser. F, 5 1/4s, 10/15/37	Baa3	500,000	509,560

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B+/P	2,330,000	2,331,817

			2,841,377
Wisconsin (1.2%)
Platteville, Redev. Auth. Rev. Bonds
(UW-Platteville Real Estate), 5s, 7/1/32	BBB–	2,500,000	2,370,975

Pub. Fin. Auth. Arpt. Fac. Rev. Bonds
(Sr. Oblig. Group), 5 1/4s, 7/1/28	BBB–	800,000	795,056
(Trans. Infrastructure Properties), 5s, 7/1/42	BBB–	3,500,000	3,154,375

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7 5/8s, 9/15/39	BB/P	1,350,000	1,491,926
(St. Johns Cmntys. Inc.), Ser. A, 7 1/4s, 9/15/29	BB/P	1,000,000	1,107,730
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	3,000,000	3,284,310

			12,204,372

Total municipal bonds and notes (cost $942,057,679)			$966,280,112

PREFERRED STOCKS (1.2%)*		Shares	Value

MuniMae Tax Exempt Bond Subsidiary,
LLC 144A Ser. A-5, $5.00 cum. pfd.		6,000,000	$6,005,220

MuniMae Tax Exempt Bond Subsidiary,
LLC 144A Ser. B, 7 3/4s cum. pfd.		6,000,000	6,000,420

Total preferred stocks (cost $12,000,000)			$12,005,640

UNITIZED TRUST (0.1%)*		Shares	Value

CMS Liquidating Trust 144A		400	$1,280,000

Total unitized trust (cost $1,206,477)			$1,280,000

COMMON STOCKS (0.0%)*		Shares	Value

Tembec, Inc. (Canada) †		10,751	$24,912

Total common stocks (cost $8,077,612)			$24,912

Tax-Free High Yield Fund 43

SHORT-TERM INVESTMENTS (0.0%)*	Shares	Value

SSgA Prime Money Market Fund 0.02% P	450,000	$450,000

Total short-term investments (cost $450,000)		$450,000

TOTAL INVESTMENTS

Total investments (cost $963,791,768)		$980,040,664

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2012 through July 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $986,169,531.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,742,884 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	33.4%
Transportation	12.2
Education	11.1

44 Tax-Free High Yield Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/13
	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$13,000,000	$—	9/11/13	—	3.11 minus MMD	$(1,742,884)
				(Municipal Market
				Data) rate for AAA
				non-insured General
				Obligation bonds
				20 year

Total					$(1,742,884)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Basic materials	$24,912	$—	$—

Total common stocks*	24,912	—	—

Municipal bonds and notes	—	966,280,112	—

Preferred stocks	—	12,005,640	—

Unitized trust	—	1,280,000	—

Short-term investments	450,000	—	—

Totals by level	$474,912	$979,565,752	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Total return swap contracts	$—	$(1,742,884)	$—

Totals by level	$—	$(1,742,884)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 45

Statement of assets and liabilities 7/31/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $963,791,768)	$980,040,664

Cash	248,831

Interest and other receivables	11,834,794

Receivable for shares of the fund sold	1,408,348

Receivable for investments sold	1,080,850

Total assets	994,613,487

LIABILITIES

Payable for purchases of delayed delivery securities (Note 1)	1,171,164

Payable for shares of the fund repurchased	3,009,080

Payable for compensation of Manager (Note 2)	413,520

Payable for custodian fees (Note 2)	6,912

Payable for investor servicing fees (Note 2)	41,158

Payable for Trustee compensation and expenses (Note 2)	373,731

Payable for administrative services (Note 2)	1,739

Payable for distribution fees (Note 2)	245,254

Distributions payable to shareholders	854,968

Unrealized depreciation on OTC swap contracts (Note 1)	1,742,884

Collateral on certain derivative contracts, at value (Note 1)	450,000

Other accrued expenses	133,546

Total liabilities	8,443,956

Net assets	$986,169,531

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,068,295,007

Undistributed net investment income (Note 1)	3,589,824

Accumulated net realized loss on investments (Note 1)	(100,221,312)

Net unrealized appreciation of investments	14,506,012

Total — Representing net assets applicable to capital shares outstanding	$986,169,531

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($843,916,088 divided by 71,197,820 shares)	$11.85

Offering price per class A share (100/96.00 of $11.85)*	$12.34

Net asset value and offering price per class B share ($13,323,833 divided by 1,122,095 shares)**	$11.87

Net asset value and offering price per class C share ($69,981,301 divided by 5,892,614 shares)**	$11.88

Net asset value and redemption price per class M share ($8,543,482 divided by 720,724 shares)	$11.85

Offering price per class M share (100/96.75 of $11.85)†	$12.25

Net asset value, offering price and redemption price per class Y share
($50,404,827 divided by 4,240,213 shares)	$11.89

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

46 Tax-Free High Yield Fund

Statement of operations Year ended 7/31/13

INTEREST INCOME	$61,105,882

EXPENSES

Compensation of Manager (Note 2)	$5,642,898

Investor servicing fees (Note 2)	517,186

Custodian fees (Note 2)	15,381

Trustee compensation and expenses (Note 2)	112,143

Distribution fees (Note 2)	3,215,051

Administrative services (Note 2)	33,510

Other	306,357

Total expenses	9,842,526

Expense reduction (Note 2)	(1,935)

Net expenses	9,840,591

Net investment income	51,265,291

Net realized loss on investments (Notes 1 and 3)	(3,591,615)

Net realized loss on futures contracts (Note 1)	(59,113)

Net unrealized depreciation of investments and swap contracts during the year	(66,946,875)

Net loss on investments	(70,597,603)

Net decrease in net assets resulting from operations	$(19,332,312)

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 47

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/13	Year ended 7/31/12

Operations:
Net investment income	$51,265,291	$51,863,671

Net realized loss on investments	(3,650,728)	(12,008,693)

Net unrealized appreciation (depreciation) of investments	(66,946,875)	108,752,117

Net increase (decrease) in net assets resulting
from operations	(19,332,312)	148,607,095

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(624,172)	(525,053)

Class B	(9,409)	(6,866)

Class C	(52,212)	(28,040)

Class M	(6,422)	(5,180)

Class Y	(71,462)	(36,701)

From tax-exempt net investment income
Class A	(41,455,061)	(44,401,079)

Class B	(521,835)	(517,062)

Class C	(2,727,416)	(2,087,782)

Class M	(384,536)	(412,336)

Class Y	(4,499,968)	(3,702,483)

Increase in capital from settlement payments	—	2,171

Redemption fees (Note 1)	49,717	4,041

Increase (decrease) from capital share transactions (Note 4)	(150,095,287)	126,584,666

Total increase (decrease) in net assets	(219,730,375)	223,475,391

NET ASSETS

Beginning of year	1,205,899,906	982,424,515

End of year (including undistributed net investment income
of $3,589,824 and $3,517,954, respectively)	$986,169,531	$1,205,899,906

The accompanying notes are an integral part of these financial statements.

48 Tax-Free High Yield Fund

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Tax-Free High Yield Fund 49

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees[a]	reimbursements	end of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A
July 31, 2013	$12.66	.57	(.83)	(.26)	(.55)	(.55)	—	—	$11.85	(2.22)	$843,916.80		4.43	16
July 31, 2012	11.56	.60	1.10	1.70	(.60)	(.60)	—	—[d]	12.66	15.03	1,008,921.81		4.94	13
July 31, 2011	11.77	.65	(.23)	.42	(.63)	(.63)	—	—[e]	11.56	3.79	862,832.80		5.74	14
July 31, 2010	10.39	.65	1.36	2.01	(.63)	(.63)	—	—[f]	11.77	19.64	908,190.83		5.71	23
July 31, 2009	11.93	.62	(1.52)	(.90)	(.64)	(.64)	—	—	10.39	(7.15)	806,921	.83[g]	6.31[g]	16

Class B
July 31, 2013	$12.68	.49	(.83)	(.34)	(.47)	(.47)	—	—	$11.87	(2.82)	$13,324	1.42	3.82	16
July 31, 2012	11.58	.52	1.10	1.62	(.52)	(.52)	—	—[d]	12.68	14.33	13,768	1.43	4.32	13
July 31, 2011	11.79	.58	(.23)	.35	(.56)	(.56)	—	—[e]	11.58	3.20	11,987	1.42	5.09	14
July 31, 2010	10.40	.58	1.37	1.95	(.56)	(.56)	—	—[f]	11.79	18.99	21,822	1.45	5.12	23
July 31, 2009	11.94	.56	(1.52)	(.96)	(.58)	(.58)	—	—	10.40	(7.76)	32,843	1.46[g]	5.65[g]	16

Class C
July 31, 2013	$12.69	.47	(.83)	(.36)	(.45)	(.45)	—	—	$11.88	(2.97)	$69,981	1.57	3.67	16
July 31, 2012	11.58	.50	1.11	1.61	(.50)	(.50)	—	—[d]	12.69	14.24	70,823	1.58	4.13	13
July 31, 2011	11.79	.57	(.23)	.34	(.55)	(.55)	—	—[e]	11.58	2.99	40,797	1.57	4.98	14
July 31, 2010	10.40	.56	1.37	1.93	(.54)	(.54)	—	—[f]	11.79	18.83	36,864	1.60	4.92	23
July 31, 2009	11.93	.54	(1.51)	(.97)	(.56)	(.56)	—	—	10.40	(7.78)	21,010	1.61[g]	5.56[g]	16

Class M
July 31, 2013	$12.66	.53	(.82)	(.29)	(.52)	(.52)	—	—	$11.85	(2.48)	$8,543	1.07	4.16	16
July 31, 2012	11.57	.56	1.09	1.65	(.56)	(.56)	—	—[d]	12.66	14.68	9,357	1.08	4.68	13
July 31, 2011	11.77	.62	(.22)	.40	(.60)	(.60)	—	—[e]	11.57	3.61	8,544	1.07	5.47	14
July 31, 2010	10.39	.62	1.36	1.98	(.60)	(.60)	—	—[f]	11.77	19.32	9,549	1.10	5.44	23
July 31, 2009	11.92	.59	(1.51)	(.92)	(.61)	(.61)	—	—	10.39	(7.35)	7,781	1.11[g]	6.02[g]	16

Class Y
July 31, 2013	$12.70	.60	(.83)	(.23)	(.58)	(.58)	—	—	$11.89	(1.99)	$50,405.57		4.65	16
July 31, 2012	11.59	.62	1.11	1.73	(.62)	(.62)	—	—[d]	12.70	15.38	103,030.58		5.11	13
July 31, 2011	11.79	.68	(.22)	.46	(.66)	(.66)	—	—[e]	11.59	4.17	58,265.57		5.98	14
July 31, 2010	10.40	.68	1.36	2.04	(.65)	(.65)	—	—[f]	11.79	20.01	38,287.60		5.85	23
July 31, 2009	11.93	.64	(1.50)	(.86)	(.67)	(.67)	—	—	10.40	(6.88)	4,340	.61[g]	6.57[g]	16

a Amount represents less than $0.01 per share.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Southwest Capital, which amounted to less than $0.01 per share outstanding as of August 22, 2011.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2009	0.02%

The accompanying notes are an integral part of these financial statements.

50 Tax-Free High Yield Fund	Tax-Free High Yield Fund 51

Notes to financial statements 7/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2012 through July 31, 2013.

Putnam Tax-Free High Yield Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income exempt from federal income tax by investing mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are a combination of below-investment grade and investment grade securities, and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 30 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest

52 Tax-Free High Yield Fund

rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts to manage interest rate risk.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to manage interest rate risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities

Tax-Free High Yield Fund 53

as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,742,884 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $1,762,960.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2013, the fund had a capital loss carryover of $96,075,510 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$—	$25,678,808	$25,678,808	*

4,270,473	N/A	4,270,473	July 31, 2016

17,411,277	N/A	17,411,277	July 31, 2017

33,971,635	N/A	33,971,635	July 31, 2018

14,743,317	N/A	14,743,317	July 31, 2019

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

54 Tax-Free High Yield Fund

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $5,339,211 recognized during the period between November 1, 2012 and July 31, 2013 to its fiscal year ending July 31, 2014.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from late year loss deferrals, the expiration of a capital loss carryover, dividends payable, defaulted bond interest, and market discount. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $840,928 to decrease undistributed net investment income, $36,670,757 to decrease paid-in-capital and $37,511,685 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$59,583,223
Unrealized depreciation	(42,140,918)

Net unrealized appreciation	17,442,305
Undistributed tax-exempt income	5,168,516
Undistributed ordinary income	110,273
Capital loss carryforward	(96,075,510)
Post-October capital loss deferral	(5,339,211)
Cost for federal income tax purposes	$962,598,359

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Tax-Free High Yield Fund 55

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$427,894	Class M	4,239

Class B	6,329	Class Y	44,216

Class C	34,508	Total	$517,186

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,935 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $764, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,268,977	Class M	47,796

Class B	121,148	Total	$3,215,051

Class C	777,130

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $86,621 and $1,367 from the sale of class A and class M shares, respectively, and received $5,134 and $4,284 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,133 on class A redemptions.

56 Tax-Free High Yield Fund

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $172,778,055 and $313,710,383, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/13		Year ended 7/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	8,122,206	$103,300,897	13,475,495	$164,363,459

Shares issued in connection with
reinvestment of distributions	2,602,640	32,913,380	2,773,421	33,466,495

	10,724,846	136,214,277	16,248,916	197,829,954

Shares repurchased	(19,194,134)	(242,801,505)	(11,189,820)	(134,847,793)

Net increase (decrease)	(8,469,288)	$(106,587,228)	5,059,096	$62,982,161

	Year ended 7/31/13		Year ended 7/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	272,673	$3,472,667	346,505	$4,210,579

Shares issued in connection with
reinvestment of distributions	33,746	427,236	30,843	373,096

	306,419	3,899,903	377,348	4,583,675

Shares repurchased	(269,726)	(3,411,592)	(326,840)	(3,914,051)

Net increase	36,693	$488,311	50,508	$669,624

	Year ended 7/31/13		Year ended 7/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	1,827,880	$23,294,772	2,462,381	$30,038,688

Shares issued in connection with
reinvestment of distributions	123,511	1,564,465	92,413	1,121,650

	1,951,391	24,859,237	2,554,794	31,160,338

Shares repurchased	(1,641,177)	(20,696,317)	(494,619)	(5,966,960)

Net increase	310,214	$4,162,920	2,060,175	$25,193,378

	Year ended 7/31/13		Year ended 7/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	92,277	$1,167,154	69,816	$844,356

Shares issued in connection with
reinvestment of distributions	27,837	352,239	28,973	349,430

	120,114	1,519,393	98,789	1,193,786

Shares repurchased	(138,195)	(1,730,012)	(98,745)	(1,189,530)

Net increase (decrease)	(18,081)	$(210,619)	44	$4,256

Tax-Free High Yield Fund 57

	Year ended 7/31/13		Year ended 7/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,591,968	$45,803,254	6,230,188	$75,471,820

Shares issued in connection with
reinvestment of distributions	143,393	1,821,290	62,102	759,493

	3,735,361	47,624,544	6,292,290	76,231,313

Shares repurchased	(7,608,848)	(95,573,215)	(3,205,714)	(38,496,066)

Net increase (decrease)	(3,873,487)	$(47,948,671)	3,086,576	$37,735,247

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 6: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Futures contracts (number of contracts)	—*

OTC total return swap contracts (notional)	$3,000,000

* For the reporting period, the transaction volume was minimal.

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Interest rate contracts	Receivables	$—	Payables	$1,742,884

Total		$—		$1,742,884

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Interest rate contracts	$(59,113)	$(59,113)

Total	$(59,113)	$(59,113)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Swaps	Total

Interest rate contracts	$(1,742,884)	$(1,742,884)

Total	$(1,742,884)	$(1,742,884)

58 Tax-Free High Yield Fund

Note 7: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

Tax-Free High Yield Fund 59

Federal tax information (Unaudited)

The fund has designated 98.5% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

60 Tax-Free High Yield Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Tax-Free High Yield Fund 61

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

62 Tax-Free High Yield Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Tax-Free High Yield Fund 63

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

64 Tax-Free High Yield Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Auditors	Compliance Liaison
PricewaterhouseCoopers LLP		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN042
282831 9/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2013	$96,150	$--	$12,859	$ —
July 31, 2012	$83,316	$--	$12,939	$2,049

For the fiscal years ended July 31, 2013 and July 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $157,256 and $160,359 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2013	$ —	$147,500	$ —	$ —

July 31, 2012	$ —	$45,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 27, 2013